Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is made as of this 7th day of June, 2004 by and among First Mercury Financial Corporation, a Delaware corporation (together with any successor thereto, the “Company”), and FMFC Holdings, LLC, a Delaware limited liability company (the “Investor”).
          WHEREAS, the Company and the Investor are entering into a certain Series A Convertible Preferred Stock Purchase Agreement, dated as of March 1, 2004 (the “Purchase Agreement”), pursuant to which the Company has agreed to issue and sell, and the Investor has agreed to purchase, shares of Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”); and
          WHEREAS, the execution of this Agreement is a condition precedent to the purchase by the Investor of the Series A Preferred Stock under the Purchase Agreement.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
     1. Certain Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:
          An “Affiliate” of a Person means any person controlling, controlled by, or under common control with, such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, whether through the ownership of voting securities, by agreement or otherwise, including control within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.
          “Agreement” has the meaning set forth in the introduction to this Agreement.
          “Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.
          “Common Stock” means the Company’s common stock, par value $.01 per share.
          “Company” has the meaning set forth in the introduction to this Agreement.
          “Controlling Person” has the meaning set forth in Section 5 of this Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          “Form S-1 Demand Registration” has the meaning set forth in Section 3(a) of this Agreement.
          “Holders” has the meaning set forth in Section 2 of this Agreement.

          “Initial Public Offering” means the initial public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act.
          “Inspector” has the meaning set forth in Section 4(h) of this Agreement.
          “Investor” has the meaning set forth in the introduction to this Agreement.
          “Person” means any individual, corporation, association, partnership, limited liability company, joint venture, estate, trust, or unincorporated organization or any government and any agency or political subdivision thereof.
          “Purchase Agreement” has the meaning set forth in the introduction to this Agreement.
          “Registrable Securities” means (i) any shares of Series A Preferred Stock held by the Investor, (ii) the shares of Common Stock or any other securities issued or issuable upon conversion of the Series A Preferred Stock, (iii) any other shares of Common Stock acquired by the Investor and (iv) any other securities issued or issuable with respect to any such shares described in clauses (i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).
          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          “Selling Holder” has the meaning set forth in Section 5 of this Agreement.
          “Series A Preferred Stock” has the meaning set forth in the introduction to this Agreement.
          “Stockholders Agreement” means the Stockholders Agreement of even date herewith by and among the Company, the Investor and all the stockholders of the Company.
          “Tier 1 Default” has the meaning set forth in the Purchase Agreement.
          “Tier 2 Default” has the meaning set forth in the Purchase Agreement.
     2. Piggyback Registrations. If at any time or times after the date hereof the Company shall seek to file a registration statement under the Securities Act with respect to an offering of shares of Common Stock to the public for its own account or on the account of others (except with respect to registration statements on Form S-4 or Form S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will promptly give written notice thereof to all holders of Registrable Securities (the “Holders”). If within twenty (20) days after their receipt of such notice, one or more Holders request the inclusion of some or all of the Registrable Securities held by them in such registration statement, the Company will use its best efforts to include such securities in such registration statement. In the case of any underwritten public offering, if the managing underwriter determines that marketing factors require a limitation on the number of Registrable Securities to be offered under such registration statement, subject to the following sentence, the Company shall not be required to include in such registration statement Registrable Securities of the Holders in excess of the amount, if any, of shares of Common Stock which the managing underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this Section 2, the number of such securities to be excluded from such registration statement shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities in the registration statement, (ii) second, securities held by any Persons having contractual, incidental “piggyback” rights to include such securities on the registration statement pursuant to an agreement which is not this Agreement and (iii) third, Registrable Securities to be registered by the Holders as determined on a pro rata basis (based upon the relative number of Registrable Securities held by such Holders requesting inclusion pursuant to this Section 2).
     3. Required Registrations.
          (a) Demand Registration. At any time on or after the two (2) year anniversary of the date hereof (or at any time after the occurrence and during the continuation of a Tier 1 Default or a Tier 2 Default, the Holders of a majority of the then outstanding Registrable Securities may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by such requesting Holders having an aggregate value of at least $10,000,000 (based on the then current market price) (a “Form S-1 Demand Registration”); provided however, that in the event of a Material Default (as defined in the Purchase Agreement), the Holders shall be entitled to exercise their rights under this Section 3(a) at any time prior to the two (2) year anniversary of the date hereof or at any time thereafter. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such requesting Holders. The Holders shall only be entitled to request two (2) Form S-1 Demand Registrations pursuant to this Section 3(a). Notwithstanding anything to the contrary contained herein, a registration will not count as a Form S-1 Demand Registration under this Section 3(a) until the registration statement relating to all such Registrable Securities requested to be so registered has been declared effective by the Commission at the request of the requesting Holders and, if such method of disposition is a firm commitment underwritten public offering, all of such shares shall have been sold pursuant thereto.
          (b) Registration Requirements. Following receipt of a request for registration pursuant to this Section 3, the Company will promptly notify all of the other Holders of such request and such Holders shall then have twenty (20) days to notify the Company of their desire to participate in the registration. Thereupon, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by the Holders to be registered under the Securities Act in accordance with the terms of this Section 3. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their securities in the underwritten public offering to the extent provided herein.
          (c) Underwritten Offering. If a requested registration pursuant to this Section 3 involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual, incidental “piggyback” registration rights to include such securities on the registration statement, (ii) second, securities held by any Persons (other than the Holders) having contractual, incidental “piggyback” rights to include such securities in the registration statement pursuant to an agreement which is not this Agreement, (iii) third, securities to be registered by the Company for its own account and (iv) fourth, Registrable Securities sought to be included by the Holders. If there is a reduction of the number of Registrable Securities pursuant to clause (iv), such reduction shall be made on a pro rata basis (based upon the relative number of Registrable Securities held by Holders requesting inclusion pursuant to this Section 3). With respect to a request for registration pursuant to this Section 3 which is for an underwritten public offering, the managing underwriter shall be chosen by a majority-in-interest of the Holders requesting such registration, subject to the approval of the Company, which approval will not be unreasonably withheld. If the managing underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited. If requested in good faith by the managing underwriter, the Holders agree not to offer, sell, pledge, transfer or otherwise dispose of any Common Stock not registered under the Securities Act for a period not to exceed ninety (90) days following the effective date of the registration statement filed by the Company.
          (d) Postponement. The Company may postpone the filing of a registration statement requested by the Holders pursuant to this Section 3 for a reasonable period of time not more than once during any twelve-month period, if the Company delivers to such Holders a certificate signed by the President of the Company stating that the Board of Directors of the Company determined in good faith that the filing of a registration statement would have a material adverse effect on the Company at such time. The Company shall not be required to cause a registration statement requested pursuant to this Section 3 to become effective within ninety (90) days following the effective date of a registration statement on Form S-1 initiated by the Company, provided that the Company had received the Holder’s request for registration after the Company had given written notice, made in good faith, to the Holders that the Company was commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule under the Securities Act is applicable); provided further, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such period.
     4. Further Obligations of the Company. Whenever the Company is required hereunder to include any Registrable Securities in a registration statement under the Securities Act, it agrees that it shall also do the following:
          (a) Pay all fees and expenses relating to such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses of not more than one independent counsel for the Holders (chosen by a majority-in-interest of the Holders requesting registration of Registrable Securities) in connection with any registrations pursuant to Sections 2 or 3 hereof;
          (b) Use its best efforts to diligently prepare and file with the Commission a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Holder or Holders have completed the distribution described in the registration statement relating thereto and to comply with the provisions of the Securities Act with respect to the sale of securities covered by such registration statement for such period;
          (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;
          (d) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by the Holder to the Company;
          (e) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as any selling Holder may reasonably request; provided that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;
          (f) Immediately notify each selling Holder, at any time when a prospectus relating to his, her or its Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
          (g) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted (or if similar securities issued by the Company are not yet listed or quoted, then on such exchange or quotation system as a majority-in-interest of the Holders requesting such registration shall determine) and provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
          (h) Make available to each selling Holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (each, an “Inspector”), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers to supply all information reasonably requested by any such Inspector in connection with such registration statement as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that such Inspector shall agree in writing to hold in confidence and trust all information so provided and to use such information only to satisfy such due diligence responsibility and no other.
          (i) Permit any Holder, who, in its sole and exclusive judgment exercised in good faith, believes that it might be deemed to be a Controlling Person (as defined in Section 5) of the Company, to participate in good faith and at its own expense in the preparation of such registration or comparable statement and to request the insertion therein of material furnished to the Company in writing, which request shall not be denied by the Company without good reason; provided, however, that preparation of the registration or comparable statement shall be under the Company’s control and at the Company’s direction, and the Company shall retain authority to determine the content of the registration or comparable statement.
          (j) Otherwise use its best reasonable efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions and make generally available to the Holders, in each case as soon as practicable, but not later than forty-five (45) days after the end of the twelve (12) month period beginning at the end of the fiscal quarter of the Company during which the effective date of the registration statement occurs (or ninety (90) days if such twelve (12) month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such twelve (12) month period, which will satisfy the provisions of Section 11(a) of the Securities Act;
          (k) In the case of an underwritten public offering, furnish to a prospective selling Holder holding at least a majority of the Registrable Securities being sold in such offering, upon written request, a signed counterpart, addressed to such prospective selling Holder, of an opinion of counsel for the Company, dated the effective date of the registration statement, and covering substantially the same matters with respect to the registration statement (and the prospectus included therein), as customarily covered in opinions of the Company’s counsel delivered to the underwriters in underwritten public offerings of securities; and
          (l) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities hereunder.
     5. Indemnification; Contribution.
          (a) Incident to any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners), directors, officers, employees, representatives and agents of any of them) (each, a “Selling Holder”), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Controlling Person”), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, (iv) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the Selling Holder’s behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Registrable Securities), or (v) any blue sky application or other document executed by the Company specifically for the purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission of a material fact contained in such registration statement or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees, representatives and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners), directors, officers, employees, representatives and agents of any of them, and each Controlling Person of any of them), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise as a direct result of such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 5(a) exceed the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.
          (b) If the indemnification provided for in Section 5(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 5, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company, the Selling Holders and the underwriters from the offering of the Registrable Securities and (ii) the relative fault of the Company, the Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that in the event of a registration statement filed in response to a demand for registration under Section 3(a) or Section 3(b) and in which the Company does not register any shares of capital stock, the proportion of contribution by the Company, the Selling Holders and the underwriters shall in all cases be governed solely by clause (ii) above. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5(b) in excess of the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

          (c) The amount required to be paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or Controlling Person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent of entry of any judgment or enter into a settlement without the consent of the indemnified party, which consent will not be unreasonably withheld.
     6. Rule 144 and Rule 144A Requirement. In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder, within fifteen (15) days of a written request, a written statement verifying its compliance with the current public information requirement of Rule 144 or Rule 144A or such successor rules.
     7. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to any transferee of 5% or more of the Registrable Securities. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights of a Holder granted pursuant to this Agreement.
     8. Rights Which May Be Granted to Subsequent Investors. Other than transferees of Registrable Securities under Section 7 hereof, the Company shall not, without the prior written consent of the holders of a majority of the outstanding Registrable Securities, grant any other registration rights to any third parties.
     9. Miscellaneous.
          (a) Amendments. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between the parties hereto and no delay on the part of either party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may be amended, modified or terminated and any provision hereof may be waived by the joint written consent of the Company and the holders of not less than a majority of the outstanding Registrable Securities; provided that no amendment, modification or waiver may treat adversely one Holder in a manner different from the Holders as a group without the consent of such Holder. Any amendment, modification, termination or waiver effected in accordance with this Section 9(a) shall be binding upon all Holders of Registrable Securities even if they do not execute such joint written consent.
          (b) Notices and Demands. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered by hand or facsimile or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:
               (i) If to the Company, First Mercury Financial Corporation, 29621 Northwestern Highway, Southfield, MI 48034, Attn: Richard Smith, or at such other address designated by the Company to the Investor in writing, with a copy to Dickinson Wright PLLC, 215 S. Washington Square, Suite 200, Lansing, MI 48933, Attn: Joseph A. Fink.
               (ii) If to the Investor, FMFC Holdings, LLC, 222 West Adams Street, Suite 1000, Chicago, IL 60606, Attn: Douglas Patterson, or at such other address designated by the Investor to the Company in writing, with a copy to McDermott, Will & Emery, 227 West Monroe Street, Chicago, IL 60606, Attn: Scott M. Williams.
          (c) Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by either party will result in irreparable injury to the other party, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which it may have, such other party may enforce its rights by an action or actions for specific performance in the federal or state courts in the State of Illinois (to the extent permitted by law). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.
          (d) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof.
          (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier or other electronic means, with the intention that they shall have the same effect as an original counterpart hereof.
          (f) Effect of Heading. The Section headings herein are for convenience only and shall not affect the construction hereof.
          (g) Governing Law. This Agreement shall be deemed a contract made under the laws of the State of Delaware and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, without giving effect to its conflict of laws principles.
          (h) Jurisdiction; Venue; Waiver Of Jury Trial.

               (i) Each of the parties to this Agreement hereby agrees that the state and federal courts of the State of Illinois shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Agreement, and all documents, instruments and agreements executed pursuant hereto or thereto, or to any matter arising herefrom (unless otherwise expressly provided for herein or therein). To the extent permitted by law, each party hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by the other party hereto in any of such courts, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such party at the address to which notices are to be sent pursuant to this Agreement. Each of the parties waives any claim that Chicago, Illinois is an inconvenient forum or an improper forum based on lack of venue. The choice of forum set forth in this Section shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.
               (ii) Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.
          (i) Further Assurances. From and after the date of this Agreement, upon the request of either party hereto, the other party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.
          (j) Term. The provisions contained in Sections 2, 3 and 4 shall terminate ten (10) years from the date of the Company’s Initial Public Offering or the date on which all Registrable Securities held by and issuable to a Holder may be sold without restriction pursuant to Rule 144 of the Securities Act following the Company’s Initial Public Offering, whichever is later.
          (k) Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

COMPANY:

FIRST MERCURY FINANCIAL CORPORATION

By:		/s/ Richard H. Smith

	Name:	Richard H. Smith

	Title:	President

INVESTOR:

FMFC HOLDINGS, LLC

By: Glencoe Capital, LLC
Its: Manager

	By:	/s/ Louis J. Manetti

	Name:	Louis J. Manetti

Title: